Exhibit 99.1

Cover
        Western Resources [Logo]

           COMPANY UPDATE

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Title

       Western Resources [Logo]

            Analyst Dinner

           December 7, 1999

           WESTERN RESOURCES
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Our        Western Resources
Vision     will be a leading
           consumer services
           company with strategic
           holdings focused on
           energy and monitored
           services.

           WESTERN RESOURCES

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Goal       Manage/monetize our
           asset base to create
           shareholder value
           and produce a total
           annual return of 15%

           WESTERN RESOURCES

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           Strategic Focus

           - Bring resolution to the KCPL transaction
           - Set a dividend policy consistent with the evolution of Western into a holding company
           - Establish Astra Resources - Western's Shared
             Services Company
           - Turn around the financial results at Protection One
           - Look for additional opportunities to enhance recurring monthly revenues

           WESTERN RESOURCES

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(This page contains a bar graph
representing Security, Gas, Electric,
and Paradigm Direct customers)

           Focus on Growth
           Our extended company's customer goals

           (Millions of Customers)

           Dec-96       1.7
           Today        3.6
           2003 Goal   10.0

           WESTERN RESOURCES
           (see forward looking statements)

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           Holding Company Structure

           - Provides investors option to invest in businesses separately
           - Isolates business/financial risk
           - Provides opportunity to attract and compensate management from within each business
           - Separates core competencies

           WESTERN RESOURCES

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           Holding Company Financial Goals

           Westar Energy
            - 10% total return to shareholders
            - 3-4% growth with 6-7% dividend yield
            - "A" bond rating
            - 75% dividend payout
            - Isolate stranded cost/regulatory risks from
              balance of company

           Protection One
            - 20% total return to shareholders - 20% growth,
              no dividend
            - Model for success assumes ability to achieve attrition
              below 10%, cost of customers of $750 or below and 50% + EBITDA margins

           WESTERN RESOURCES
           (see forward looking statements)

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           Holding Company Financial Goals

           ONEOK
            - Look for opportunities to convert to common when
              earnings at ONEOK reach $2.75
            - Encourage company to use balance sheet to add other
              LDC businesses

           Western Resources
            - 15% total return to shareholders - more flexible
              dividend policy
            - Limit parent company debt / buy back stock when
              price warrants
            - Growing and investing in existing and new customer
              related businesses

           WESTERN RESOURCES
           (see forward looking statements)

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           Westar Energy [Logo]

Westar     Earnings goal of $230 to $270 million in 2000
Energy       - Short Term EPS growth of 7% (2000 - 2003)
Financial    - Long Term EPS growth of 3% (2004 and beyond)
Goals      Dividend of $0.72
           Variables include
             - Hawthorn
             - Merger Savings

           WESTERN RESOURCES
           (see forward looking statements)

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Dividend   Will indicate dividend plans following
           resolution of KCPL transaction

           66% of holders are in the DRIP

           50% of shares held by individuals are in the DRIP

           WESTERN RESOURCES

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Establish    600 - 800 Employees
Astra
Resources    Market based services of more than $100 million to
(WR's        affiliated companies
Shared
Services     Services Provided
Company)      - Human Resources
              - Financial Services
              - Legal Services
              - Information Technology
              - Facilities Mgmt
              - Supply Chain

             WESTERN RESOURCES

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Protection   Protection One [Logo]
One
             Focus on
              - Attrition
              - Cost of customers
              - EBITDA margins

             Equity Returns
              - Paradigm
              - Internal
              - Dealer

             WESTERN RESOURCES

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             Valuation

             Western Resources should be valued as
             "sum-of-the-parts"

             Western will manage/monetize asset base
             to produce returns

             Ultimately, every asset must produce an
             ongoing cash return to justify its
             valuation - Protection One will be challenged to meet that goal or it will be sold/spun off

             WESTERN RESOURCES

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             Valuation Assumptions

             Utility
              - $2.10 is trailing 12 month earnings for utility
              - Westar valuation of $10-$12 per share.  Since
                Westar Energy has no trading history, there can be no assurance of actual market price.
              - 12.8 multiple based on S&P Utility average P/E

             OKE - Market price + premium of $4.87 per share
             (preferred shares pay premium dividend)

             POI - Market price and Trailing 12 months EBITDA of $215 million, less debt of $1,109 million

             Other Assets -
              - Marketable securities - $188 million market value
              - Market value of Protection One bonds - $22.8 million
              - Investment in Turkey (present value of anticipated
                dividend stream) - $48.8 million
              - Book value of China - $6.8 million
              - Value of Paradigm investment based on last equity
                sale - $40 million

             Assumes $425 million of debt transferred by KCPL to WR

             WESTERN RESOURCES
             (see forward looking statements)

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
                                   Sum of the Parts Valuation

                              Value per Western Resources Share
                                      Pre-Merger                                   Post-Merger
Utility
EPS of $2.10 x 12.8* multiple     $ 26.88  $ 26.88   $10-$12 WSR Price Range    $ 22.09  $ 26.51

OKE
$28.75** x 22.65 shares +
  estimated $4.87 premium
  for preferred                     11.18    11.18                                 6.75     6.75

POI
$1.81**/upside of $215
  million (EBITDA) x 8***
  less Debt of $1,109                2.97     7.67                                 1.80     4.63

Other Assets                         4.50     4.50                                 2.72     2.72

Unallocated Debt                   -13.95   -13.95                               -12.30   -12.30

Subtotal                            31.58    36.28                                21.05    28.31

KLT                                  N/A      N/A                                   ??       ??

Total                              $31.58   $36.28                                  ??       ??


*   Average S&P Utility P/E Multiple
**  Closing Market Prices as of 12/6/99
*** Estimated Industry Multiple
WR Shares Outstanding 11/12/99
    (millions)                      68.09
WR Shares Outstanding Post Merger
    (millions)                      112.8






                       (see forward  looking statements)

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                         3rd Quarter 1999 Per Share Results

                                Earnings (1)   Adj. Earnings (2) Cash Flow (3)
Utility (4)                        $1.28           $1.36            $1.90
ONEOK                               0.12            0.12             0.12
Protection One                     (0.27)          (0.18)            0.41
Other (Net of Interest on
 Unallocated Debt)                 (0.11)          (0.11)           (0.10)
Earnings before Non-Operating
COLI and Non-Recurring Events      $1.02           $1.19            $2.33
Western Resources
 Non-Operating COLI                (0.02)          (0.02)           (0.02)
 Non-Recurring Events              (0.02)          (0.02)           (0.02)
Protection One
 Increased Amortization Expense    (0.32)          (0.32)            0.17
 Non-Recurring Events               0.06            0.06             0.09
Total                              $0.72           $0.89            $2.55

(1) Line of business reporting does not reflect intercompany eliminations
(2) Earnings + goodwill amortization
(3) Earnings + depreciation and amortization
(4) Interest expense is allocated on $1.9 billion of debt





                       (see forward looking statements)

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                         Holding Company Financial Reporting


3rd Quarter 1999 Results               Earnings (1)       Adj. Earnings (2)
Operating Earnings
 Utility (3)                              $1.28                $1.36
Equity Earnings
 Protection One                           (0.27)               (0.18)
 ONEOK                                     0.00                 0.00
Investment/Dividend Income
 ONEOK                                     0.12                 0.12
 Other                                     0.07                 0.07
Interest Expense                          (0.18)               (0.18)
Earnings before Non-Operating
COLI and Non-Recurring Events             $1.02                $1.19
Non-Recurring Events
 COLI                                     (0.02)               (0.02)
 Western Resources Other                  (0.02)               (0.02)
 Protection One Other                      0.06                 0.06
 Increased Amortization Expense           (0.32)               (0.32)
Total                                     $0.72                $0.89


(1) Line of business reporting does not reflect intercompany eliminations
(2) Earnings + goodwill amortization
(3) Interest expense is allocated on $1.9 billion of debt


                       (see forward  looking statements)
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             Strategic Focus


     Bring resolution to the KCPL transaction

     Set a dividend policy consistent with the evolution of Western into a holding company

     Establish Astra Resources

     Turn around the financial results at
     Protection One

     Look for additional opportunities to
     enhance recurring monthly revenues

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                           Forward Looking Statements

Forward-Looking Statements: Certain matters discussed in this presentation are "forward-looking statements." The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we "believe", "anticipate," "expect" or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations, or goals.
Such statements address future events and conditions concerning capital expenditures, earnings, litigation, rate and other regulatory matters, closing of the KCPL transaction, successful integration of Western Resources' and KCPL's businesses and achievement of anticipated cost savings, the outcome of accounting issues being reviewed by the SEC staff, possible corporate restructurings, mergers, acquisitions, dispositions, liquidity and capital resources, interest and dividend rates, year 2000 issue, environmental matters, changing weather, nuclear operations, ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses, events in foreign markets in which investments have been made, and accounting matters. Our actual results may differ materially from those discussed here. See Western Resources' and Protection One's 1998 Annual Reports on Form 10-K & 10-K/A, quarterly reports on Forms 10-Q and current reports on Form 8-K for further discussion of factors affecting Western Resources' and Protection One's performance. Western Resources disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.